Exhibit 99.1

N E W S R E L E A S E	For additional information:
Tom Liston
Chief Financial Officer
480-629-7620

Debra Ford
Director of Investor Relations
480-629-7619

Whitney Stewart
Director of Marketing & Outreach
480-629-7686

eFunds Reports Second Quarter 2003 Results
- Net revenue of $133.0 million; Diluted earnings per share of $0.11 -

Scottsdale, ARIZONA, July 30, 2003 — eFunds Corporation (NASDAQ: EFDS), a leading provider of risk management, electronic payments, ATM and global outsourcing solutions, today reported its financial results for the quarter and six months ended June 30, 2003.

Net income for the second quarter of 2003 was $5.1 million, or $0.11 per diluted share, up 13.3% from net income of $4.5 million, or $0.10 per diluted share, in the second quarter of 2002. Net revenue was $133.0 million in the second quarter of 2003, compared to net revenue of $133.5 million reported in the second quarter of 2002.

Second quarter operating income increased 25.5% to $6.9 million as compared to operating income of $5.5 million reported in the second quarter of 2002. Operating margin was 5.2 percent of net revenue in the second quarter of 2003, compared to operating margin of 4.1 percent of net revenue in the same quarter last year.

“We are pleased with our performance and cash generation during the second quarter of 2003, especially during this period of continued difficult economic conditions,” said Paul F. Walsh, Chairman and Chief Executive Officer. “Our results demonstrate continuing progress with our back-to-basics approach for improving our operating efficiencies, enhancing our ability to serve our customers and increasing financial returns for our shareholders.”

“Over the remainder of 2003, we will continue to work to enhance the fundamental structure of our business while we position each of our segments for growth through improved marketing and sales activities, formal marketing partnerships and the pursuit of identified growth opportunities within existing and new markets,” Walsh said.

Six Months Performance

For the six months ended June 30, 2003, eFunds reported net income of $9.7 million, or $0.21 per diluted share, on net revenue of $263.5 million. This compares to reported net income of $13.0 million, or $0.27 per diluted share, on net revenue of $267.5 for the six months ended June 30, 2002.

Reported operating income for the six months ended June 30, 2003 was $13.5 million, or 5.1% of net revenue as compared to operating income of $18.0 million, or 6.7% of net revenue reported in the same period of 2002.

Change to Reporting Segments
 Effective this quarter, the Company’s segment reporting has been revised to reflect organizational changes and the additional allocation of overhead to the reporting segments.

To facilitate the delivery of a seamless solution that ranges from software licensing through outsourced processing, the Company now manages its EFT software sales in its Electronic Payments segment. This service was previously managed under the Company’s Professional Services segment.

The Company has also changed its Global Outsourcing reporting segment to incorporate its full-service collection activities. The results of these operations were previously reported as part of its Risk Management segment.

The Decision Support and Risk Management Services reporting segment is now referred to as the Company’s Risk Management segment and its former Professional Services segment is now known as its Global Outsourcing segment.

In conjunction with the Company’s ongoing review of its cost structure, overhead costs have been further allocated and are now separately identified by segment. Overhead allocated to segments includes pooled resources such as purchasing, legal and contract administration, treasury and tax services, marketing, communications and human resources. Unallocated overhead reported in Corporate includes executive leadership costs, investor relations and general legal, accounting and finance costs.

The Company’s business segments are as follows:

•	The Electronic Payments segment includes ACH, POS, EFT and other processing services across multiple financial networks, electronic benefit transfer (EBT) services for government agencies and EFT software sales, which includes fees from software licensing, maintenance and software modifications.

•	The ATM Management Services segment consists of ATM sales, deployment, management and branding services.

•	The Risk Management segment provides risk management based data and other products to financial institutions, retailers and other businesses that assist in detecting fraud and assessing the risk of opening a new account or accepting a check.

•	The Global Outsourcing segment provides information technology services and business process outsourcing services.

Accompanying this release are the Company’s quarterly results for 2002, revised to conform to the new segment presentation format.

Forward Looking Statements
 The Company said it continues to expect that full year revenues and diluted earnings per share in 2003 will be in line with its 2002 reported results.

Conference Call
 eFunds will hold a one-hour conference call today at 10:00 AM ET to discuss the Company’s second quarter 2003 financial performance. Paul Walsh, Chairman and CEO and Thomas Liston, Chief Financial Officer will host the call. The conference call will be open to the public and can be accessed by calling 888-815-4294. This call will also be broadcast on the Company’s website at www.efunds.com. Interested parties are encouraged to click on the webcast link 10-15 minutes prior to the start of the conference call.

A replay of the call will be available approximately 2 hours after the call and will continue through midnight ET on August 6, 2003. The replay can be accessed by dialing 800-642-1687 (in the U.S.) or 706-645-9291 (internationally) and entering reservation #1722652 or can be accessed via the investor relations page on the Company’s website, www.efunds.com.

About eFunds
Headquartered in Scottsdale, Ariz., eFunds Corporation (Nasdaq: EFDS) is an industry leader with nearly 30 years of experience and expertise in electronic payments. eFunds provides electronic transaction processing, ATM solutions, risk management, professional and outsourcing services to financial institutions, electronic funds transfer networks, government agencies and retailers around the world.

Committed to providing excellent customer service and award-winning products, eFunds enables its clients to reduce transaction and infrastructure costs, detect potential fraud and enhance relationships with their customers. eFunds is one of the largest third-party EFT processors, is the largest non-bank deployer of ATMs in North America, and is the provider of the world’s largest debit database. www.efunds.com

Statements made in this release concerning the Company’s or management’s intentions, expectations, or predictions about future results or events are “forward-looking statements’’ within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are necessarily subject to risks and uncertainties that could cause actual results to vary from stated expectations, and such variations could be material and adverse. Factors that could result in such a variation include, but are not limited to, the inherent unreliability of earnings and revenue growth predictions due to numerous factors, including many beyond the Company’s control, potential difficulties, delays and unanticipated expenses inherent in the development and marketing of new products and services, competitive factors, and the numerous risks and potential additional costs, disruptions and delays associated with the establishment of new business initiatives. Additional information concerning these and other factors that could cause actual results to differ materially from the Company’s current expectations is contained in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2003.

###

eFUNDS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,

(in thousands, except per share amounts)	2003		2002

Net revenue	$132,956	100.0%	$133,471	100.0%

Operating expenses
Processing, communication and service costs	59,939	45.1%	53,111	39.8%
Employee costs (1)	45,084	33.9%	45,699	34.2%
Depreciation and amortization	8,834	6.6%	9,701	7.3%
Other operating costs (2)	12,185	9.2%	9,001	6.8%
Restructuring and asset impairment charges	—	0.0%	10,446	7.8%

Total operating expenses	126,042	94.8%	127,958	95.9%

Income from operations	6,914	5.2%	5,513	4.1%
Other income — net	616	0.5%	203	0.2%

Income before income taxes	7,530	5.7%	5,716	4.3%
Provision for income taxes	(2,417)	-1.8%	(1,240)	-0.9%

Net income	$5,113	3.9%	$4,476	3.4%

Shares Outstanding
Weighted average shares outstanding	46,754		46,578

Weighted average shares and potential dilutive shares outstanding	47,031		47,027

Earnings per Share
Basic	$0.11		$0.10

Diluted	$0.11		$0.10

(1)	The three month period ended June 30, 2002 includes the reversal of $3 million in performance-based compensation accruals that existed at March 31, 2002.

(2)	The three month period ended June 30, 2002 includes a $2.5 million reduction to the Company’s estimate for uncollectible accounts.

eFUNDS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Six Months Ended June 30,

(in thousands, except per share amounts)	2003		2002

Net revenue	$263,484	100.0%	$267,468	100.0%

Operating expenses
Processing, communication and service costs	115,645	43.9%	103,898	38.8%
Employee costs	92,013	34.9%	96,717	36.2%
Depreciation and amortization	17,623	6.7%	19,243	7.2%
Other operating costs (1)	24,712	9.4%	19,193	7.2%
Restructuring and asset impairment charges	—	0.0%	10,446	3.9%

Total operating expenses	249,993	94.9%	249,497	93.3%

Income from operations	13,491	5.1%	17,971	6.7%
Other income — net	860	0.3%	605	0.2%

Income before income taxes	14,351	5.4%	18,576	6.9%
Provision for income taxes	(4,606)	-1.7%	(5,574)	-2.0%

Net income	$9,745	3.7%	$13,002	4.9%

Shares Outstanding
Weighted average shares outstanding	46,729		46,526

Weighted average shares and potential dilutive shares outstanding	46,876		47,394

Earnings per Share
Basic	$0.21		$0.28

Diluted	$0.21		$0.27

(1)	The six month period ended June 30, 2002 includes a $2.5 million reduction to the Company’s estimate for uncollectible accounts.

eFUNDS CORPORATION
CONSOLIDATED BALANCE SHEETS

	(unaudited)
	June 30,	December 31,
(dollars in thousands)	2003	2002

Current Assets:
Cash and cash equivalents	$156,278	$119,487
Deposits subject to compensating balance arrangement	477	1,133
Restricted custodial cash	2,304	3,046
Accounts receivable — net	59,817	59,311
Other current assets	27,390	29,445
Assets held for sale	1,372	13,310

Total current assets	247,638	225,732

Property and equipment — net	48,815	50,764
Long-term investments	3,575	3,758
Intangibles-net and other non-current assets	175,175	179,164

Total assets	$475,203	$459,418

Current Liabilities:
Accounts payable	$24,182	$32,598
Accrued liabilities	52,995	34,360
Accrued contract losses	5,658	7,578
Long-term debt due within one year	1,552	1,401

Total current liabilities	84,387	75,937

Long-term debt	1,144	1,338
Other long-term liabilities	14,688	18,623

Total liabilities	100,219	95,898

Stockholders’ Equity:
Preferred stock $.01 par value; 100,000 shares authorized; no shares issued and outstanding	—	—
Common stock $.01 par value (authorized: 250,000,000 shares; issued and outstanding: 46,804,154 at June 30, 2003 and 46,702,496 at December 31, 2002)	468	467
Additional paid-in capital	412,069	411,451
Accumulated deficit	(36,750)	(46,495)
Accumulated other comprehensive loss	(803)	(1,903)

Stockholders’ equity	374,984	363,520

Total liabilities and stockholders’ equity	$475,203	$459,418

eFUNDS CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended
	June 30,

(in thousands)	2003	2002

Cash Flows from Operating Activities:
Net income	$9,745	$13,002
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Depreciation	7,380	9,574
Amortization of intangibles	10,243	9,669
Loss on impairment or disposals of property, equipment and intangibles	340	3,153
Changes in assets and liabilities
Restricted custodial cash	742	(3,552)
Accounts receivable	(506)	3,086
Accounts payable	(8,416)	5,703
Other assets and liabilities	14,578	(8,491)

Net cash provided by operating activities	34,106	32,144

Cash Flows from Investing Activities:
Capital expenditures	(8,950)	(11,596)
Acquisitions	—	(22,300)
Proceeds from sale of property and equipment	11,938	—
Other	—	26

Net cash provided by (used in) investing activities	2,988	(33,870)

Cash Flows from Financing Activities:
Payments on long-term debt	(922)	(1,619)
Issuance of common stock	619	2,396

Net cash (used in) provided by financing activities	(303)	777

Net increase in cash and cash equivalents	36,791	(949)
Cash and cash equivalents at beginning of period	119,487	101,871

Cash and cash equivalents at end of period	$156,278	$100,922

eFUNDS CORPORATION
SEGMENT SUMMARY DATA

(Unaudited)

	Three Months Ended
	June 30,		Change

(in thousands)	2003	2002	$	%

Net Revenue:
Electronic payments	$45,340	$52,485	(7,145)	(14%)
ATM management	36,346	27,510	8,836	32%
Risk management	32,788	32,159	629	2%
Global outsourcing	18,482	21,317	(2,835)	(13%)

Total net revenue	132,956	133,471	(515)	0%

Operating Expenses:
Processing, employee and other costs -
Electronic payments	33,044	32,432	612	2%
ATM management	34,097	26,321	7,776	30%
Risk management	21,762	25,010	(3,248)	(13%)
Global outsourcing	16,394	14,147	2,247	16%

Total processing, employee and other costs	105,297	97,910	7,387	8%

Allocated overhead -
Electronic payments	2,509	2,677	(168)	(6%)
ATM management	1,629	1,601	28	2%
Risk management	2,476	2,303	173	8%
Global outsourcing	1,824	1,957	(133)	(7%)
Corporate	12,307	11,064	1,243	11%

Total allocated overhead	20,745	19,602	1,143	6%

Restructuring and asset impairment charges
Electronic payments	—	2,494	(2,494)
ATM management	—	58	(58)
Risk management	—	4,264	(4,264)
Global outsourcing	—	721	(721)
Corporate	—	2,909	(2,909)

Total restructuring and asset impairment charges	—	10,446	(10,446)

Income (loss) from operations:
Electronic payments	9,787	14,882	(5,095)	(34%)
ATM management	620	(470)	1,090	232%
Risk management	8,550	582	7,968	NM
Global outsourcing	264	4,492	(4,228)	(94%)
Corporate	(12,307)	(13,973)	1,666	12%

Total income from operations	$6,914	$5,513	1,401	25%

NM — Not meaningful

eFUNDS CORPORATION
SEGMENT SUMMARY DATA
(Unaudited)

	Six Months Ended
	June 30,		Change

(in thousands)	2003	2002	$	%

Net Revenue:
Electronic payments	$88,560	$109,752	(21,192)	(19%)
ATM management	70,173	48,150	22,023	46%
Risk management	65,895	65,430	465	1%
Global outsourcing	38,856	44,136	(5,280)	(12%)

Total net revenue	263,484	267,468	(3,984)	1%

Operating Expenses:
Processing, employee and other costs -
Electronic payments	63,853	68,477	(4,624)	(7%)
ATM management	66,182	46,550	19,632	42%
Risk management	43,416	51,667	(8,251)	(16%)
Global outsourcing	33,740	31,769	1,971	6%

Total processing, employee and other costs	207,191	198,463	8,728	4%

Allocated overhead-
Electronic payments	5,414	4,950	464	9%
ATM management	3,848	2,935	913	31%
Risk management	5,249	4,496	753	17%
Global outsourcing	4,199	3,821	378	10%
Corporate	24,092	24,386	(294)	(1%)

Total allocated overhead	42,802	40,588	2,214	5%

Restructuring and asset impairment charges -
Electronic payments	—	2,494	(2,494)
ATM management	—	58	(58)
Risk management	—	4,264	(4,264)
Global outsourcing	—	721	(721)
Corporate	—	2,909	(2,909)

Total restructuring and asset impairment charges	—	10,446	(10,446)

Income (loss) from operations:
Electronic payments	19,293	33,831	(14,538)	(43%)
ATM management	143	(1,393)	1,536	110%
Risk management	17,230	5,003	12,227	244%
Global outsourcing	917	7,825	(6,908)	(88%)
Corporate	(24,092)	(27,295)	3,203	12%

Total income from operations	$13,491	$17,971	(4,480)	(25%)

eFUNDS CORPORATION
Consolidated Quarterly Statement of Operations Information
(Results Adjusted for Segment Reclassification and Additional Allocation of Overhead Costs)
(Unaudited)

	2002 Quarter Ended					2003
					Year Ended	Quarter Ended
(in thousands)	March 31	June 30	September 30	December 31	2002	March 31

Net Revenue:
Electronic payments (1)	$57,267	$52,485	$53,229	$48,111	$211,092	$43,220
ATM management	20,640	27,510	34,940	32,507	115,597	33,827
Risk management(2)(3)	33,271	32,159	33,758	29,380	128,568	33,107
Global outsourcing(1)(3)	22,819	21,317	22,068	21,646	87,850	20,374

Total net revenue	133,997	133,471	143,995	131,644	543,107	130,528

Operating Expenses:
Processing, employee and other costs -
Electronic payments	36,045	32,432	31,895	33,627	133,999	30,809
ATM management	20,229	26,321	33,785	32,531	112,866	32,085
Risk management	26,657	25,010	24,170	22,171	98,008	21,654
Global outsourcing	17,622	14,147	15,812	15,731	63,312	17,346

Total processing, employee and other costs	100,553	97,910	105,662	104,060	408,185	101,894

Allocated overhead -
Electronic payments	2,273	2,677	2,337	3,418	10,705	2,905
ATM management	1,334	1,601	1,443	2,514	6,892	2,219
Risk management	2,193	2,303	2,268	3,320	10,084	2,773
Global outsourcing	1,864	1,957	1,894	2,811	8,526	2,375
Corporate(4)	13,322	11,064	10,822	13,563	48,771	11,785

Total allocated overhead	20,986	19,602	18,764	25,626	84,978	22,057

Restructuring charges and reversal of provision for contract losses -
Electronic payments	—	2,494	(1,125)	—	1,369	—
ATM management	—	58	24	—	82	—
Risk management	—	4,264	734	—	4,998	—
Global outsourcing	—	721	495	—	1,216	—
Corporate	—	2,909	3,951	—	6,860	—

Total restructuring charges and reversal of provision for contract losses	—	10,446	4,079	—	14,525	—

Income (loss) from operations:
Electronic payments	18,949	14,882	20,122	11,066	65,019	9,506
ATM management	(923)	(470)	(312)	(2,538)	(4,243)	(477)
Risk management	4,421	582	6,586	3,889	15,478	8,680
Global outsourcing	3,333	4,492	3,867	3,104	14,796	653
Corporate	(13,322)	(13,973)	(14,773)	(13,563)	(55,631)	(11,785)

Total income from operations	$12,458	$5,513	$15,490	$1,958	$35,419	$6,577

(1)	The Company has aligned its electronic fund processing services and electronic fund transfer software sales under one executive leader in the Electronic Payments segment. EFT software sales were previously reported in the Professional Services segment.

(2)	The Company’s Risk Management segment was formerly referred to as Decision Support and Risk Management Services.

(3)	EFT software sales have been reclassified from the Professional Services segment to the Electronic Payments segment. The Professional Services segment is now referred to as the Company’s Global Outsourcing segment. The full-service collections activities, which were previously managed within the Risk Management segment, are now managed under one executive leader in the Global Outsourcing segment.

(4)	Allocated overhead is now separately identified by segment. Overhead allocated to segments includes pooled resources such as purchasing, legal and contract administration, treasury and tax services, marketing, communications and human resources. Unallocated overhead reported in Corporate includes executive leadership costs, investor relations and general legal, accounting and finance costs.